US GLOBAL INVESTORS, INC.

                               M E M O R A N D U M


Date:    January 3, 1997

To:      Phone Group

From:    Tim Reynolds
         Ralph Aldis

RE:      Investor Alert for week ending 1/3/97

1996 was a rousing success for US Global Investors and our shareholders. The breadth and depth of our expertise is truly exemplified in two of our unique Funds.

The US Global Resources Fund enjoyed a total return of 34.11% consisting of 15.72% in distributions and 18.39% in net asset value appreciation. The Fund outperformed the market due to its strategic overweighing in select oil and gas drilling companies and service companies. We believe that oil demand will continue to remain strong due to the continued industrialization of India and China, the world's most populous countries.

The US World Gold Fund enjoyed a total return of 19.51% consisting of 6.54% in distributions and 12.97% in net asset value appreciation. This was achieved despite the fact that the gold bouillon was down 4.98% for the year. This remarkable performance is attributable to our management team's ability to pick stocks which grew despite a difficult gold market environment.

In summary for the week. The US stock markets snapped back on Friday, after a bumpy start this year. Led by Intel, technology stocks were particularly strong, and most major stock indexes were up. The stock market experienced pressure that spilled over from the bond market, which reacted negatively to recent construction and manufacturing indicators which came in stronger than expected. Most investors are not reading too much into the markets yet, since it was a short week, with many participants still out for the holidays.

For the week,
The Dow Industrial  Average fell 16.82 points, a drop of 0.26%
The NASDAQ was up 19.3,  or 1.49%
The S&P 500 was ended  down 8.76,  a  decrease  of 1.16%
The S&P Utilities Index fell 3.52 points, or 1.75%

Gold fell $8.90, or 2.40% for the week, to close at $362.00 per troy ounce. Speculation of European central bank gold sales have continued to overhang the market. Gold

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remains under pressure from  professional  sales and physical buyers have pulled off to the sidelines. Sentiment is accordingly bearish, although conditions remain thin and true direction is unlikely to develop before next week. Oil continued to remain strong, gaining 1.55% to finish the week at $25.61 per barrel.

In fixed income markets, bonds were lower for much of the weak on stronger than expected economic data. However, slow retail sales and weak precious metals prices conflicted with that data and bond prices generally stabilized on Friday. The benchmark 30 year Treasury closed to yield 6.73%.

FOOTNOTE
The total return of the U.S. World Gold Fund for the 1, 5, and 10 year periods ended 12/31/96 was 19.52%, 15.79%, and 6.05% respectively. The total return of the U.S. Global Resources Fund for the 1, 5, and 10 year periods ended 12/31/96 was 34.11%, 8.75%, and 6.08% respectively. For more information including charges and expenses speak with an Investor Services Representative. Read the prospectus carefully before investing. Past performance is no guarantee of future results and the net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.